SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): FEBRUARY 13, 2003

Commission File Number: 000-18053

LASERSCOPE

(Exact name of Registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation or organization)	77-0049527 (I.R.S. Employer Identification No.)

3070 ORCHARD DRIVE
SAN JOSE, CA 95134-2011
(Address of principal executive offices)

(408) 943-0636
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     (a)  On February 13, 2003 Laserscope (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

     20.1 Press Release dated February 13, 2003 announcing its financial results for the quarter and year ended December 31, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LASERSCOPE
(Registrant)

Date: February 25, 2003	By: /s/ Dennis LaLumandiere

Dennis LaLumandiere
Vice President, Finance, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

20.1	PRESS RELEASE DATED FEBRUARY 13, 2003 ANNOUNCING THE COMPANY’S RESULTS FOR THE QUARTER AND YEAR ENDED DECEMBER 31, 2002.